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                                                                    EXHIBIT 10.2

                         CALYPTE BIOMEDICAL CORPORATION

                             1991 STOCK OPTION PLAN
                          as amended February 3, 1992
                             and November 18, 1992

         1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

               Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

         2. Definitions. As used herein, the following definitions shall apply:

                 (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

                 (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (c) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

                 (d) "Common Stock" shall mean the Common Stock of the Company.

                 (e) "Company" shall mean Calypte Biomedical Corporation, a California corporation.

                 (f) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company who is not an Employee whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                 (g) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of
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not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                 (h) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the company.

                 (i) "Incentive Stock option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                 (j) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

                 (k) "Option" shall mean a stock option granted pursuant to the Plan.

                 (l) "Optioned Stock" shall mean the Common Stock subject to an Option.

                 (m) "Optionee" shall mean an Employee or Consultant who receives an Option.

                 (n) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                 (o)      "Plan" shall mean this 1991 Stock Option Plan.

                 (p) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                 (q) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.      Stock Subject to the Plan.  Subject to the provisions of
Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 4,909,919 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

                 If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Shares issued under the Plan and later repurchased by the Company shall also become available for future grant or sale under the Plan.



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         4.      Administration of the Plan.

                 (a) Procedure. The Plan shall be administered by the Board of Directors of the Company.

                          (i)     Subject to subparagraph (ii), the Board of
Directors may appoint a committee consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. Members of the Board who are either eligible for Options or have bean granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

                          (ii)    Notwithstanding the foregoing subparagraph
(i), if the Company registers any class of any equity security pursuant to
Section 12 of the Exchange Act, from the effective date of such registration until six months after the termination of such registration, any grants of Options to officers or directors shall only be made by the Board of Directors; provided, however, that if a majority of the Board of Directors is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time during the prior one-year period (or, if shorter, the period following the initial registration of the Company's equity securities under Section 12 of the Exchange Act), any grants of Options to directors must be made by, or only in accordance with the recommendation of, a Committee consisting of three or more persons, who may but need not be directors or employees of the Company, appointed by the Board of Directors and having full authority to act in the matter, none of whom is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time during the prior one-year period (or, if shorter, the period following the initial registration of the Company's equity securities under Section 12 of the Exchange Act). Any Committee administering the Plan with respect to grants to officers who are not also directors shall conform to the requirements of the preceding sentence. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors.

                          (iii)   Subject to the foregoing subparagraphs (i)
and (ii), from time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof,



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remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

                 (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                 (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding and all Optionees and any other holders of any Options granted under the Plan.

         5.      Eligibility.

                 (a) Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

                 (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company, its Parent or Subsidiaries) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.


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                 (c)      For purposes of Section 5(b), Options shall be taken
into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                 (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

         7.      Term of Option.  The term of each option shall be ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, if the Option is an Incentive Stock Option, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement.

         8.      Exercise Price and Consideration.

                 (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                          (i)     In the case of an Incentive Stock Option

                                  (A)      granted to an Employee who, at the
time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant;

                                  (B)      granted to any other Employee, the
per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                          (ii)    In the case of a Nonstatutory Stock Option

                                  (A)      granted to a person who, at the time
         of the grant of such Option, owns stock representing more than ten



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percent (10%) of the voting power of all classes of stock of the Company or any
Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of the grant;

                                  (B)      granted to any other person, the per
Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant.

For purposes of this Section 8(a), in the event that an Option is amended to reduce the exercise price, the date of grant of such Option shall thereafter be considered to be the date of such amendment.

                 (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

                 (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory note, other Shares of Common Stock which (i) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Sections 408 and 409 of the California General Corporation Law. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company (Section 315(b) of the California General Corporation Law).

         9.      Exercise of Option.

                 (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including perfor-



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mance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                 An Option may not be exercised for a fraction of a Share.

                 An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonstatutory Stock Option pursuant to Section 5(b), the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option, and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                 Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                 (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within three
(3) months (or such shorter period of time as is determined by the Board and specified in the Option Agreement) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which


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he was entitled to exercise) within the time specified herein, the Option shall terminate.

                 (c) Disability of Optionee. Notwithstanding the provisions of Section 9 (b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                 (d)      Death of Optionee.  Notwithstanding the provisions of
Section 9(b) above, in the event of the death of an Optionee:

                          (i)     during the term of the Option who is at the
time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the right to exercise had accrued as of the date of death of the Optionee; or

                          (ii)    within thirty (30) days after the termination
of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.


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         11.     Adjustments Upon Changes in Capitalization or Merger.  Subject
to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                 In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

         12. Time of Granting Options. The date of grant of an Option shall unless otherwise fixed by the Board, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         13.     Amendment and Termination of the Plan.

                 (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of the Plan:

                          (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under
                 Section 11 of the Plan;


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                          (ii)    any change in the designation of the class of
                 persons eligible to be granted Options; or

                          (iii)   if the Company has a class of equity
                 securities registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

                 (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under
Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 17 of the Plan.

                 (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                 The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by


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the Company's counsel to be necessary to the lawful issuance and sale of any
Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         17.     Shareholder Approval.

                 (a) continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted.

                 (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

                 (c) if any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 17(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act or (2) the granting of an option hereunder to an officer or director after such registration, do the following:

                          (i)     furnish in writing to the holders entitled to
vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                          (ii)    file with, or mail for filing to, the
Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

         18. Information to Optionees. The Company shall provide to its security holders financial statements at least annually. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.


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